UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

ITEM 1.02 Termination.

On February 26, 2020, Trinseo Materials Operating S.C.A. settled its U.S. dollar to Euro cross-currency swaps entered into on September 6, 2017 (the “2017 Swap”). The 2017 Swap was replaced with the Cross-Currency Swap described in Item 8.01. Upon settlement of the 2017 Swap, the Company realized net cash proceeds of approximately $51.6 million.

ITEM 8.01 Other Items.

On February 26, 2020, Trinseo Materials Operating S.C.A. entered into U.S. dollar to Euro cross-currency swaps (collectively the “Cross-Currency Swap”) to exchange $500 million at an interest rate of 5.375% for €459.3 million at 3.672%. The final maturity of the Cross-Currency Swap is November 3, 2022. The Cross-Currency Swap replaces the 2017 Swap, which was settled by the Company on February 26, 2020. In connection with the Cross-Currency Swap, the Company expects to incur an increase in annual cash interest payments of approximately $2.5 million and an increase in total annual book interest expense of approximately $7.5 million.

This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, regarding expected increases to annual cash interest payments and total book interest expenses. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that concern our strategy, plans or intentions. These forward-looking statements involve a number of risks, uncertainties, and other factors including potential changes in market conditions and those factors described under the section “Risk Factors” in our Annual Report on Form 10-K that could cause actual results to differ materially from those expressed or implied by such statement. We caution investors not to place undue reliance on these forward-looking statements. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties that the Company faces.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

	By:	/s/ Angelo N. Chaclas
	Name:	Angelo N. Chaclas
	Title:	Senior Vice President, Chief Legal Officer, Chief Compliance Officer & Corporate Secretary

Date: Feburary 26, 2020